Offerings - Offering: 1	Jul. 01, 2026 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 622,437.75
Amount of Registration Fee	$ 85.96
Offering Note	The amount is based upon the offer to purchase up to 461,065 Units of Limited Partnership Interest at $1.35 per Unit. The fee was paid in connection with the filing of the Schedule TO-I by Everflow Eastern Partners, L.P. on April 30, 2026. This is the final amendment to the Schedule TO-I and is being filed to report the results.